Exhibit 99.1

AIB Data Centers Inc. Power First Compute Infrastructure Investor Presentation August 2026 NYSE: AIB KB1 KB2

Forward - Looking Statements This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 , including statements regarding the expectations, plans and prospects of AIB Data Centers Inc. (AIB), such as anticipated financial performance, growth strategy, data center development, power capacity, and potential commercial opportunities. These statements are based on current assumptions and are subject to risk and uncertainties that could cause actual results to differ materially, including AIB's a bil ity to execute its business plan, secure and develop infrastructure and power resources, enter into definitive agreements, and general economic, market, reg ulatory and business conditions as well as the risks described in AIB's filings with the U.S. Securities and Exchange Commission. Words s uch as "anticipate," "expect," "plan," "believe," "estimate," "intend," "project," "target," "may," "will," "should," "could," "would," "seek," an d s imilar expressions, or the negative of such terms, are intended to identify forward - looking statements This presentation and any oral statements made in connection with this presentation shall neither constitute an offer to sell no r the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation o r s ale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. This communication is restricted by law ; i t is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or r egu lation. No Representations and Warranties This presentation is for informational purposes only and does not purport to contain all of the information that may be requi red to evaluate a possible investment decision with respect AIB or any of its subsidiaries. The recipient agrees and acknowledges that this presentation is not intended to form the basis of any investment decision by the recipient and does not constitute financial investment, tax or legal advice. No r epr esentation or warranty, express or implied, is or will be given by AIB or any of its respective affiliates, directors, officers, employees or adviser s o r any other person as to the accuracy or completeness of the information (including as to the accuracy, completeness or reasonableness of statements, esti mat es, targets, projections, assumptions or judgments) in this presentation or in any other written, oral or other communications transmitted or otherwise made available to any party in the course of its evaluation of a possible investment and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. The recipient al so acknowledges and agrees that the information contained in this presentation is preliminary in nature and is subject to change, and any such ch ang es may be material. AIB disclaims any duty to update the information contained in this presentation.

CORPORATE OVERVIEW

Pure-Play AI Data Center Developer Powered by Secured Energy

Power-First Infrastructure

ESA-backed sites, grid-tied for available generation and transmission

AI-Optimized Design

150 kW/rack liquid cooling, N+1 redundancy, 9–10-month delivery

Owner-Agnostic Platform

Tenants bring their own GPUs — Modified NNN leases, no hardware risk

Converting existing powered land infrastructure and brownfield sites into AI/HPC grade colocation facilities

65 MW	~140 MW	~570 MW
Contracted	Under Development	Total Identified

AIB DATA CENTERS

Why power - secured infrastructure is the defining constraint of the AI era 38% Data Center Power Demand CAGR (2023 – 2030E) 11% U.S. Grid Share by 2030 $720B Grid Investment Needed U.S. DATA CENTER CAPACITY (GW) 2023 10 GW 2024 12 GW 2025 15.5 GW 2030E 95 GW Grid additions growing at ~2 - 3% annually vs 38% demand CAGR Source: JLL North America DC Report YE2025; Goldman Sachs Research 2026 CORPORATE OVERVIEW Market Backdrop □ 5 - 6 year average interconnection queues in primary markets □ Projected power shortfall due to limited generation additions □ North American data center vacancy at 1% □ Powered land parcel prices rising dramatically □ Hyperscalers to spend >$1T on data center development

NYSE: AIB Path to Success: 3 Keys Drive Every Decision at AIB 02 — ACCESS TO POWER Power We secure executed utility agreements before breaking ground targeting markets with available generation and transmission capacity , t he critical bottleneck limiting AI growth. 03 — TENANT PIPELINE Pipeline Growing pipeline of Enterprise AI (HPC), Sovereign AI, and Neocloud Cloud Providers. Demand is outpacing capacity. 01 — DATA CENTER EXPERTS People Our team has delivered 3GW+ of data center construction and closed large hyperscale deals, with deep expertise across power, capital markets, and real estate to execute at scale. CORPORATE OVERVIEW

CORPORATE OVERVIEW

People: Seasoned Management Team

$40B+ TOTAL INFRA REAL ESTATE TRANSACTIONS

3GW+ TOTAL DATA CENTER CONSTRUCTION EXPERIENCE



Jerry Tang
Chief Executive Officer

20+ years as a senior executive in global banking and infrastructure development, with $40B+ in real estate and capital markets transactions



Jolienne Halisky
Chief Financial Officer

CPA with 20+ years of senior finance roles at Deloitte, Siemens Energy, and Weatherford



Gary Heitz
VP of Sales

Hyperscale infrastructure deals at Google and Dell; 25+ years in enterprise and infrastructure sales



Alexander Ocello
Strategic Advisor

Alex has nearly 2 decades of data center leadership experience as VP at Digital Realty, Switch and ACS Group



Christopher Iannacone
Director of Construction Execution

3GW+ of data center construction for AWS; Mission-critical engineer with 20+ years delivering data centers

NEBIUS GE Deloitte. aws DELL Google

AIB DATA CENTERS

Power: Path to Contracted MW Near - term LOI conversion translates secured power into long - dated infrastructure cash flows Illustrative development targets — not guidance or a forecast. The MW figures shown above are illustrative estimates only and do not represent commitments, guarantees, or forecasts of actu al contracted capacity. Actual results may differ materially due to market, regulatory, infrastructure, and operational risks. These number s a re based on management assumptions and are subject to change . . CORPORATE OVERVIEW 0 3 — IDENTIFIED ~570 MW Development Pipeline 02 — UNDER DEVELOPMENT ~140 MW Site Control & Build 0 1 — CONTRACTED 65 MW Contracted (CLT - 01) REVENUE START (RFS) LEASE SIGNING POWER ED LAND AVAILABLE CAPACITY SITE H2 2027 H2 2026 Now 65 MW CLT - 01 H2 2027 H2 2026 Q3 2026 15 MW DFW - A — Phase I H1 2028 H 1 2027 Q4 2026 75 MW MN Site H1 2028 H1 2027 Q1 2027 200 MW DEN - 01 H2 2028 H2 2027 Q3 2027 75 MW HSV - 01 H2 2029 H2 2028 Q2 2028 40 MW DFW - A — Expansion H1 2029 H1 2028 Q4 2027 100 MW CLT - 02 Across 6 active sites 570 MW TOTAL

SITE SELECTION DISCIPLINE Power: Three Gates to Acquisition Every site clears all three gates in sequence before we commit capital. GATE 01 Power agreement Executed ESA and/or PPA in place GATE 02 Land control Ownership, PSA, or control mechanism GATE 03 Interconnection Substation / Distribution lines to the property OUTCOME Acquire HOW WE GRADE POWER AVAILABILITY Firm Power Signed ESA or FEA Conditional Power ESA effective once a PSA (or similar) is signed Speculative Power Power study under way

STRATEGY & DIFFERENTIATION Pipeline: Focus on Midmarket A disciplined, underserved niche — we don't compete head - on with the giants. ≤150 MW PER PROJECT · NO HYPERSCALER BUILDS A focused, repeatable model in an underserved segment. Multi - GW platform, 100MW at a time. de - risks WHY SMALLER DE - RISKS THE PLATFORM 01 Faster leasing Smaller footprints close lease negotiations quickly 02 Faster delivery Quicker to build, energize, and stabilize to cash flow 03 Simpler supply chain Fewer long - lead dependencies per project 04 Less pushback Lower community and permitting friction

CORPORATE OVERVIEW

Pipeline: Active Commercial Dialogue

LEASE UNDER NEGOTIATION

50 MW

CRITICAL IT LOAD

65 MW Utility · 50 MW IT

10-yr term + 2×5-yr options

Modified net · credit-backed

Escalator: 3% or CPI, annual

Downside-protected terms

12-mo prepaid rent + deposit

PROSPECT A
GPU Cloud Platform

PROSPECT B
Sovereign AI infrastructure platform

PROSPECT C
GPU Cloud Operator

PROSPECT D
Bare-Metal GPU Marketplace

PROSPECT E
AI Cloud Infrastructure Operator

PROSPECT F
AI Silicon and Hosted-Inference Platform

Illustrative Lease Terms:

10-25 year agreements	Credit-backed contracts	Pass-through energy costs
Modified NNN structure	Annual price escalations	Upfront deposit payments

There can be no assurance that these discussions will result in a signed lease or a binding commitment. Actual lease terms may differ materially from those shown. This information constitutes forward-looking statements subject to the cautionary language set forth on slide 2 "Forward-Looking Statements

AIB DATA CENTERS

OPERATING FOOTPRINT

Growth Trajectory



40 MW Secured
Q1’26
Announced repurposing of existing energized CLT-01 bitcoin mine for AI/HPC
NYSE Listing + LOI Signed
Mar’26
Began trading on NYSE and signed LOI to lease 26MW on existing energized site
+25 MW Secured
May’26
ESA signed to expand power access at CLT-01 site to 65MW
65 MW Leased
Q3’26*
CLT-01 lease agreement signed for full capacity
+15 MW Secured
Q3’26*
DFW-A acquisition signed
+75 MW Secured
Q4’26*
Power secured at Minnesota site
+200 MW Secured
Q1’27*
DEN-01 acquisition signed
+215 MW Secured
CY’27/CY’28*
DFW-A 40MW expansion in lease negotiation
HSV-01 75MW acquisition signed
CLT-02 100MW in early stages
* Utility load shown

* Illustrative target timeline- *not guidance or a forecast. The MW figures shown above are illustrative estimates only and do not represent commitments, guarantees, or forecasts of actual contracted capacity. Actual results may differ materially due to market, regulatory, infrastructure, and operational risks. These numbers are based on management assumptions and are subject to change .*

OPERATING FOOTPRINT

NYSE: AIB

CLT-01: Expanded Power Access for 65MW Turn-Key AI Colocation Campus

BUILT-IN ADVANTAGES

- Previously cash flowing 40MW bitcoin mine, now increased utility capacity by 25MW following executed ESA in May 2026
- Clean, reliable, low-cost utility power supported by strong regional baseload generation
- Pre-zoned for industrial / data center use
- Outside flood zones; low seismic-risk region
- Carrier-neutral connectivity with multiple fiber providers


BIRDS EYE VIEW
PERSPECTIVE

65 MW
Utility Load

$0.07/kWh
Firm Electricity Cost

150+ kW
Max Rack Density

1.3 PUE
Design Spec

NYSE: AIB Three integrated capabilities that compress timelines, reduce risk, and deliver at scale. 9 – 10 MONTHS AVG. Power Network ■ Fast - path to deliverable MW via pre - screened sites ■ Executed ESAs with utility counterparties ■ High execution certainty from day one ■ Redundant - feed, substation - ready design 9 MONTHS BASE - CASE Modular Build ■ 10 MW modular data halls — deploy in phases ■ Pre - engineered structure; parallel civil work ■ Equipment procurement locked before NTP ■ 9 to 12 - month delivery vs. 18+ months for traditional builds 8 KEY VENDORS SECURED Supply Chain ■ Long - lead electrical equipment secured early ■ Transformer & generator LOIs at site selection ■ Mitigate procurement risk & protect timelines ■ Domestic vendor relationships at scale Source: AIB management; Uptime Institute; McKinsey Global Institute INFRASTRUCTURE & PARTNER NETWORK The Power of Execution

Sector median: $26M/MW | AIB today: ~$2M/MW METHODOLOGY: Operating MW = energized capacity per latest 10 - Q/10 - K/earnings release. Market caps × July 28, 2026 intraday. Contracted/planned MW excluded. $M PER ENERGIZED / OPERATING MW MEDIAN · $26M AIB Data Centers AIB $2M Hut 8 HUT $15M IREN IREN $16M Core Scientific CORZ $17M TeraWulf WULF $26M Cipher Mining CIFR $36M Applied Digital APLD $40M CoreWeave CRWV $137M MW SOURCES — AIB: May 27, 2026 Press Release · HUT: Q1 2026 results (May 6, 2026) · IREN: Full Year FY2025 results · CORZ: Q1 FY 2026 results (May 6, 2026) · WULF: Q1 2026 results (May 8, 2026) · CIFR: Q1 2026 results (May 5, 2026) · APLD: Fiscal Q3 2026 re sults (Apr 8, 2026) · CRWV: Q1 2026 results (May 7, 2026). Market caps × Yahoo Finance July 28, 2026 closing price. MARKET CAP PER OPERATING MEGAWATT Valuation Gap

15 Appendix Financial Statements

SECOND QUARTER 2026 • INVESTOR UPDATE Q2 2026 Results at a Glance Q2 2026 | Three months ended June 30, 2026 REVENUE $2.9M (39)% YoY ($4.7M in Q2 2025) GROSS MARGIN (18)% vs. 12% in Q2 2025 (energy costs) ADJUSTED EBITDA $(3.1)M vs. $(0.1)M in Q2 2025 OPERATING CASH FLOW* $(4.7)M vs. $(1.0)M in 6M 2025 NET (LOSS) / INCOME $(3.5)M vs. $(0.5)M | EPS $(0.07) CASH & EQUIVALENTS $52.8M vs. $15,265 at year - end 2025 TOTAL ASSETS $90.4M +424% vs. $17.3M at year - end 2025 STOCKHOLDERS’ EQUITY $82.7M vs. $7.9M at year - end 2025 OPERATIONAL HIGHLIGHTS CONTRACTED POWER 65 MW 15 - year ESA at CLT - 01 IDENTIFIED CAPACITY 570 MW 65 MW contracted + ~505 MW evaluated CAPITAL POSITION No debt ~$59M net offering proceeds Source: AIB Data Centers Inc. second quarter 2026 earnings release, August 14, 2026. Adjusted EBITDA is a non - GAAP measure. * Net cash used in operating activities for the six months ended June 30, 2026; the Company did not disclose a standalone sec ond - quarter figure.

FINANCIAL DETAIL • CONDENSED BALANCE SHEET

Jun 30, 2026 (unaudited) vs. Dec 31, 2025 (audited)

Summary Balance Sheet

(US$ thousands)	Jun 30, 2026	Dec 31, 2025	Δ $	Δ %
ASSETS				
Cash	$52,785	$15	+$52,769	n/m
Other current assets	$4,923	$3,454	+$1,469	+43%
Total current assets	**$57,708**	**$3,470**	**+$54,239**	**n/m**
Property and equipment, net	$8,772	$8,865	($93)	-1%
Goodwill	$23,874	$4,851	+$19,023	+392%
Other non-current assets	$53	$82	($29)	-35%
Total assets	**$90,408**	**$17,268**	**+$73,140**	**+424%**
LIABILITIES & EQUITY				
Total current liabilities	**$7,644**	**$8,728**	**($1,084)**	**-12%**
Long-term liabilities	$97	$680	($583)	-86%
Total liabilities	**$7,741**	**$9,408**	**($1,667)**	**-18%**
Total stockholders' equity	**$82,667**	**$7,859**	**+$74,808**	**+952%**
Total liabilities & stockholders' equity	**$90,408**	**$17,268**	**+$73,140**	**+424%**

CAP TABLE

Common shares outstanding	75,979,466
Warrants (all exercisable)	1,533,333
2026 EIP authorized	7,526,299
Earnout shares[1]	3,863,460
Fully diluted	88,902,558

[1] Earnout shares if 2026 EBITDA ≥ $25M; no options or EIP awards outstanding.

WHAT MOVED THE BALANCE SHEET

Offering transformed liquidity

$59.0M of net proceeds from the June 2026 underwritten offering lifted cash from $15K at year-end 2025 to $52.8M; financing activities provided $58.4M.

Goodwill from the combination

Goodwill rose $19.0M to $23.9M following the March 2026 business combination, versus $4.9M at year-end 2025.

Equity base up more than tenfold

Stockholders' equity of $82.7M against $7.9M at year-end 2025, with $86.4M of additional paid-in capital and a $3.8M accumulated deficit.

Liabilities lower, still no debt

Total liabilities fell 18% to $7.7M as the $2.3M contract liability was released; no traditional indebtedness at quarter end.

Source: AIB Data Centers Inc. — Form 10-Q for the quarter ended June 30, 2026. Totals may not foot due to rounding.

AIB DATA CENTERS

FINANCIAL DETAIL • STATEMENTS OF OPERATIONS

Three months ended Jun 30, 2026 vs. Jun 30, 2025

Summary P&L

Revenue fell 39% as customer mix shifted and the legacy site was temporarily de-energized on June 5, while gross margin swung to (18)% from 12% — per-kWh energy cost rose from ~$0.049 to ~$0.066, including the 2025 utility true-up recognized in the quarter, as the average billing rate eased to ~$0.063. SG&A tripled to $2.7M.

(US$ thousands, except %, EPS, shares)	Q2 2026	Q2 2025	Δ $	Δ %
Revenue	**$2,915**	**$4,745**	**-$1,830**	**-39%**
Cost of revenues	($3,433)	($4,196)	-$763	-18%
Gross profit	**($517)**	**$549**	**-$1,066**	**n/m**
Gross margin	(18)%	12%	-29 pp	
Depreciation & amortization	($251)	($194)	+$57	+29%
Selling, general & administrative	($2,711)	($897)	+$1,814	+202%
Advertising	($101)	$—	+$101	n/m
Total operating costs	**($6,495)**	**($5,286)**	**+$1,209**	**+23%**
Operating (loss) / income	**($3,580)**	**($542)**	**-$3,038**	**n/m**
Other income, net	$99	$—	+$99	n/m
Net (loss) / income	**($3,481)**	**($542)**	**-$2,939**	**n/m**
Basic & diluted EPS (US$)	$(0.07)	$(0.01)		
Weighted avg shares (basic & diluted)	46,840,272	37,646,133	—	+24%

OPERATIONAL DRIVERS

What's behind the P&L

PER-kWh ECONOMICS

	Q2 2026	Q2 2025
Avg. billing rate	$0.063	$0.069
Avg. energy cost	$0.066	$0.049
Implied spread	**$(0.003)**	**$0.020**

Spread turned negative as the per-kWh energy cost rose ~35% while the average billing rate fell ~9%.

46 GWh billed to customers, -33% vs. 69 GWh in Q2 2025.

UTILITY TRUE-UP

The 2025 actual true-up charge of $934K landed in Q2'26 ($101K of interest); the accrual now stands at $151K vs. $545K a year ago.

Source: AIB Data Centers Inc. — Form 10-Q for the quarter ended June 30, 2026. Totals may not foot due to rounding.

AIB DATA CENTERS

FINANCIAL DETAIL • NON - GAAP MEASURE Adjusted EBITDA Three months ended Jun 30, 2026 vs. Mar 31, 2026 Three months ended Jun 30, 2026 vs. Mar 31, 2026 BRIDGE: Q1 2026 → Q2 2026 ADJUSTED EBITDA (US$ thousands) 0 - $152K Q1 2026 Adjusted EBITDA - $1,998K Revenue decline +$911K Cost of revenues relief - $1,835K SG&A and advertising Q2 2026 Adjusted EBITDA RECONCILIATION TO NET (LOSS) / INCOME Note Δ $ Q1 2026 Q2 2026 (US$ thousands) GAAP starting point - $3,208 ($273) ($3,481) Net (loss) / income Non - cash; useful - life - based +$1 $250 $251 + Depreciation & amortization Q1'26 net of $1,330 reimbursement; none in Q2'26 +$200 ($125) $75 ± Transaction costs, net of reimbursement Below - the - line items - $95 ($4) ($99) – Other (income) / expense Terminated financing; advisory fees +$181 $ — $181 + Non - recurring legal & professional fees Sequential decline of $2.9M - $2,922 ($152) ($3,074) Adjusted EBITDA (non - GAAP) Source: AIB Data Centers Inc. — Form 10 - Q for the quarterly period ended June 30, 2026. Q2 2026 derived as six months ended June 30, 2026 less Q1 2026 as reported. - $3,074K

MANAGEMENT COMMENTARY • OUTLOOK Strategic Highlights & Forward Focus H1 2026 | Six months ended June 30, 2026 A FOUNDATIONAL FIRST HALF The first six months of 2026 marked our debut as a public company and the close of a multi - year strategic repositioning — from a single - tenant hosting operator into a diversified digital - infrastructure platform aligned to the AI and HPC compute cycle. Power We own the scarce input: We lock executed utility agreements before breaking ground. In a market with 5 – 6 year queues and 1% vacancy, secured power is the asset. People Built by operators, structured for returns: A team that has delivered 3GW+ and $40B+ in deals. Layers of expertise in financial markets, commercial real estate, power, procurement, construction, and operations. Progress 40 → 65 → 570 MW, already in motion: Power contracted, expansion secured, anchor LOI signed. Documented growth, demonstrated execution. Source: AIB Data Centers Inc. — Form 10 - Q (period ended June 30, 2026) and AIB management estimates. Potential $31.2M EBITDA per site, valued at 20 × : ~$1.5M of stabilized EBITDA per secured MW → ~$872M/yr across the ~570 MW pipeline (illustrative).

Company AIB Data Centers Inc. Investor Relations Chris Tyson Executive Vice President MZ Group - MZ North America 949 - 491 - 8235 AIB@mzgroup.us a ib .us /investors NYSE: AIB AIB Data Centers Inc. KB1